                            SCHEDULE 14A INFORMATION
    PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT
                                     OF 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]


Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only(as permitted by Rule 14a-6(e(2)
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                               INDEPENDENT FINANCIAL NETWORK
                               -----------------------------
                      (Name of Registrant as Specified in Its Charter)

            (Name of Person(s) Filing Proxy Statement, if other than Registrant)


Payment of Filing Fee (Check the appropriate box):
[X] No Fee Required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
         1) Title of each class of securities to which transaction applies:
         2) Aggregate number of securities to which transaction applies:
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         4) Proposed maximum aggregate value of transaction:
         5) Total fee paid:
[ ] Fee paid previously with preliminary materials
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         1) Amount Previously Paid:
         2) Form, Schedule or Registration No.:
         3) Filing Party:
         4) Date Filed:

                          INDEPENDENT FINANCIAL NETWORK




                            NOTICE OF ANNUAL MEETING

                                       AND

                                 PROXY STATEMENT










                                  Meeting Date:
                                  -------------
                                 April 23, 2001
                                   12:30 p.m.


                                    Location:
                                    ---------
                                  Red Lion Inn
                             1313 N. Bayshore Drive
                             Coos Bay, Oregon 97420

                          INDEPENDENT FINANCIAL NETWORK
                                170 S. Second St.
                             Coos Bay, Oregon 97420








Dear Shareholder:

You are cordially invited to attend Independent Financial Network's Annual Meeting of Shareholders. The meeting will be held at the Red Lion Inn, located at 1313 N. Bayshore Drive, Coos Bay, Oregon on Monday, April 23, 2001 at 12:30 p.m. Hors d'oeuvres and refreshments will be served before the meeting.

The Notice of Annual Meeting of Shareholders, Proxy Statement and Proxy for the Company follow. Even if you plan to attend the Annual Meeting in person, it is important that you return the enclosed Proxy to ensure that every shareholder's shares are voted at the meeting. Please mark, date, sign, and return your Proxy promptly in the enclosed postage-paid return envelope.

The directors, officers, and employees of Independent Financial Network look forward to seeing you at the Annual Meeting.



Sincerely,

/S/ Chuck Brummel

Chuck Brummel
Chairman of the Board and Chief Executive Officer

                          INDEPENDENT FINANCIAL NETWORK
                                170 S. Second St.
                             Coos Bay, Oregon 97420



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD ON MONDAY, APRIL 23, 2001



NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Meeting") of Independent Financial Network (the "Company") will be held at the Red Lion Inn located at 1313 N. Bayshore Drive, Coos Bay, at 12:30 p.m., Pacific Time, April 23, 2001, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

1. To elect two directors to serve a three year term, or until their successors are duly elected and qualified, and
2.  To vote on the 2001 Director Compensation Plan,
3.  To transact such other business as may properly come before the meeting.

Holders of record of common stock of the Company at the close of business on March 2, 2001 are entitled to notice of, and to vote at, the Meeting or any adjournment or adjournments thereof.

By order of the Board of Directors.


/S/ Chuck Brummel

Chuck Brummel
Chairman of the Board and Chief Executive Officer


March 16, 2001
Coos Bay, Oregon



YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ATTACHED PROXY USING THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                        OF INDEPENDENT FINANCIAL NETWORK
                                 APRIL 23, 2001

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors to be used at the Annual Meeting of Shareholders of Independent Financial Network (the "Company"), to be held at the Red Lion Inn, 1313 N. Bayshore Drive, Coos Bay, Oregon, Monday, April 23, 2001, at 12:30 Pacific Time (the "Meeting"). Hors d'oeuvres and refreshments will be served before the meeting.

Only the holders of common stock (the "Common Stock") as shown on the Company's records as of March 2, 2001 (the "Record Date"), are entitled to notice of, and to vote at, the Meeting. A quorum for the purpose of transacting business requires the presence, in person or by proxy, of the holders of a majority of the outstanding shares. An abstention from a given matter will not affect the presence of the shares as to determination of a quorum, nor will it affect the election of Directors. At the close of business on the Record Date, there were 5,418,656 shares of Common Stock issued and outstanding, with each share being entitled to one vote. In the election of directors, each share is entitled to one vote for each director position to be filled, and shareholders may not accumulate votes.

Proxies in the form enclosed are being solicited by the Board of Directors. Execution of the proxy will not in any way affect a shareholder's right to attend the Meeting and vote in person, and shareholders giving proxies may revoke them at any time before they are exercised by submitting (i) a written revocation, or (ii) a duly executed proxy bearing a later date, to the Secretary of the Company at 170 S. Second St., Coos Bay, Oregon 97420 prior to commencement of the Meeting, or at the Meeting. Attendance at the Meeting will not, of itself, revoke a previously executed proxy.

If a proxy in the enclosed form is executed and returned, the shares represented will be voted according to your instructions at the Meeting. If no instructions are given, the proxy will be voted FOR the election of the nominees for directors, and in the proxyholder's discretion on any other matters that may properly come before the shareholders at the Meeting.

This Proxy Statement is being mailed to shareholders on or about March 16, 2001. The entire cost of solicitation of proxies will be borne by the Company, including expenses incurred by banks, brokers, and other nominees in forwarding soliciting materials to their principals and obtaining authorization for the execution of proxies. Proxies may also be solicited personally or by telephone by directors, officers and other employees of the Company, but such persons will not be specifically compensated for this service.

The date of this proxy statement is March 16, 2001.

BUSINESS TO BE CONDUCTED AT THE MEETING
---------------------------------------

Agenda Item 1.    Election of Directors
                  ---------------------

The Bylaws of the Company provide for a Board of Directors consisting of not more than 15 directors, with the exact number determined from time to time by resolution of the Board of Directors. The Bylaws of the Company provide further that Directors are elected to serve staggered three-year terms of office. The Board has set the number of Directors at seven. Current Directors are serving terms that will expire in 2001, 2002 or 2003. The Nominating Committee of the Board of Directors is nominating William A. Lansing and Glenn
A. Thomas to serve three-year terms. Both nominees are currently serving as members of the Board. One position is reserved for adding a representative from the Willamette Valley, where we have established a market presence with two companies. The open position may be filled by Board of Director appointment to serve until the next annual shareholders meeting.

It is the intention of the persons named in the Proxy to vote FOR the election of the nominees identified above. If any nominee is not available for election, the Proxy will be voted by the individuals named in the Proxy for such substitute nominee as the Nominating Committee may designate. Management has no reason to believe any nominee will be unavailable to serve.

RECOMMENDATION OF THE BOARD OF DIRECTORS
Directors are elected by a plurality of the votes cast. Shareholders are not entitled to accumulate votes for Directors. Rather, each shareholder may cast votes equal to the number of shares held for each of the two open positions. The Board of Directors recommends a vote FOR the election of all nominees above.

INFORMATION REGARDING DIRECTORS AND NOMINEES
The following table shows as to each nominee for Director and for those Directors whose terms have not yet expired, the identified information as of March 2, 2001:
                                                   Year Elected
                                                        or
                                                   Appointed as   Year Term
Name                 Age          Position           Director      Expires
----                 ---          --------           --------      -------
Charles D. Brummel    61        Chairman/CEO           1974          2002
William A. Lansing    54   Vice Chairman/Director      1991          2001
Kenneth C. Messerle   60          Director             1992          2002
Glenn A. Thomas       59          Director             1995          2001
Ronald C. LaFranchi   48          Director             1997          2003
Gary L. Waggoner      59          Director             1999          2003
Robert L. Fullhart    69          Director             1997          2003

Information concerning the share ownership of directors can be found below under "PRINCIPAL SHAREHOLDERS."

EXPERIENCE OF DIRECTORS
The business experience of each of the directors and executive officers for at least the past five years has been as follows:

     CHARLES D. BRUMMEL currently serves as Chairman of the Board, and serves as Director and Chief Executive Officer of the Company. He was a director of the Board of the Oregon Bankers Association from 1977 to 1989 and served as its president in 1986/1987. He also serves on the Board of Directors for BancInsure, Inc., an industry captive insurance company. He also served as a director of the American Bankers Association from 1986 to 1989 and currently serves as a member of the Board of Directors of each of the six subsidiary banks of the Company. Mr. Brummel is also President-elect of the Western Independent Bankers Association.

     WILLIAM A. LANSING is President of Menasha Corporation Forest Products Group, in North Bend, Oregon, where he has been employed since 1970. Mr. Lansing sits on the board of several state-wide (Oregon and Washington) timber related associations and has been recognized for his efforts in community and state affairs by both local and regional organizations.

     KENNETH C. MESSERLE sold his share in the family business of Messerle & Sons, Inc., a cattle and timber corporation, in Coos County. In 1996, he was elected to the State Legislature for District 48, and re-elected in 1998. In 2000, he was elected to the State Senate. Mr. Messerle also serves on the Board of Directors of Lincoln Security Bank.

     RONALD C. LAFRANCHI is the owner of Ron's Oil Co., a chain of independently owned, name brand retail gasoline stations he started in 1976. He presently operates several stations located throughout Oregon, as well as a propane gas division which serves predominately retail customers.

     GLENN A. THOMAS is the owner of Thomas & Son Beverage, Inc., and its subsidiaries, Thomas & Son Trucking and Thomas & Son Transportation Systems, in Coos Bay, Oregon. He has been the Oregon Director for the Rocky Mountain Wholesalers Association, a director and officer of Oregon Beer & Wine Distributors Association, and a director of National Beer Wholesalers.

     GARY L. WAGGONER has been a Director of Pacific State Bank since 1987, joining Independent Financial Network's Board in 1999. He currently serves as Chairman of the Board of Directors of Pacific State Bank, and is a rancher and timberland manager.

     ROBERT L. FULLHART has been a Director of Pacific State Bank since 1989, joining Independent Financial Network's Board in 1997 as a result of the acquisition of Pacific State Bank. He is the former owner of Fullhart Insurance Agency, which has five offices in Oregon.

During the year ended December 31, 2000 the Board of Directors held 12 regularly scheduled meetings. All directors attended at least 75 percent of the board meetings and committee meetings during the year.

COMMITTEES
The Company's Board of Directors has established a Compensation Committee comprised of William A. Lansing (Chair), Robert L. Fullhart, Glenn A. Thomas and Gary L. Waggoner. The Compensation Committee determines the salary of the Chief Executive Officer and the bonuses and stock option grants to the Chief Executive Officer and other executive officers of the Company.

The Board of Directors also has established a standing Audit Committee consisting of Kenneth C. Messerle (Chair), Ronald C. LaFranchi and Robert L.
Fullhart.   The  Audit Committee is responsible for overseeing regulatory compliance matters, and reviewing periodic examinations by state and federal regulators of the Company and the subsidiary banks, and other external/internal audits. Each member of the audit committee is independent, as independence is defined under Rule 4200(a)(15) of the listing standards of the National Association of Securities Dealers. The Board has adopted an audit committee charter, a copy of which is attached as Appendix A to this proxy statement. The audit committee charter provides that employees of the company are not eligible to serve on the audit committee. The charter further provides that at least one member shall have had past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. The board believes that each of the current members of the audit committee has employment experience that provides them with appropriate financial sophistication to serve on the audit committee.

The Board of Directors appointed a Nominating Committee, consisting of Ronald C. LaFranchi (Chair), Kenneth C. Messerle, William A. Lansing and Glenn A. Thomas, to recommend nominees for election of directors at the annual meeting of shareholders. Shareholders who wish to make recommendations to the Nominating Committee for directors to be nominated for election at the 2002 annual meeting of shareholders may do so in writing addressed to the Secretary of the Corporation at the address indicated above no later than November 5, 2001.

COMPENSATION
All Directors of the Company except Charles D. Brummel received $1,000 in compensation for each meeting of the Board of Directors attended in 2000. There is no separate compensation for participation in any of the Committees. Payment was made in the form of Company stock, purchased by the Company from existing stock on the market.

EXECUTIVE OFFICERS
Charles D. Brummel is Chief Executive Officer of the Company. Antoinette M. Poole is Executive Vice President and Chief Operating Officer of the Company. Ronald L. Farnsworth is Vice President and Chief Financial Officer of the Company. Executive Officers serve at the discretion of the Board of Directors.

The following sets forth certain information about the executive officers of the Company, other than Chuck Brummel:
     ANTOINETTE M. POOLE, age 54, serves as the Company's Executive Vice President and Chief Operating Officer. Prior to fulfilling the responsibilities of Chief Operating Officer of the Company, she was Executive Vice President and Loan Administrator of Security Bank, and has served in a number of other officer positions. She has been employed by the Company since 1976.

     RONALD L. FARNSWORTH, age 30, employed by the Company since 1996, has served as Vice President and Chief Financial Officer of the Company since 1998. Prior to fulfilling the responsibilities of Chief Financial Officer of the Company, he was Assistant Vice President and Controller. Farnsworth was previously employed by KPMG Peat Marwick LLP in Portland, Oregon, from 1993 to 1996.

Information concerning share ownership of executive officers can be found later within this document under "PRINCIPAL SHAREHOLDERS."

EXECUTIVE COMPENSATION

The following table sets forth compensation earned for the years ended December 31, 2000, 1999 and 1998 by each executive officer of the Company receiving over $100,000 of total compensation during such year:

                               Annual Compensation              Long term
                               -------------------              ---------
                                                            compensation awards
                                                            -------------------
                                                          Number of
                                                          Securities
                                                Other     Underlying   All other
Name and Position  Year  Salary(1)  Bonus  Compensation(2) Options      comp (3)
-----------------  ----  ---------  -----  --------------  --------     --------
Charles D. Brummel 2000  $189,670  $41,201   $33,433         --         $50,681
Chief Executive    1999  $183,343  $-        $22,822        83,870      $71,900
Officer            1998  $166,675  $48,855   $25,692         --         $76,603


---------------
(1) Includes amounts contributed by the named executive officer to the 401k plan.
(2) Consisting of Directors fees paid from the subsidiaries of the Company, of which Mr. Brummel is a Director, and Company provided auto and spousal travel.
(3) Consists of accrued earnings related to the Key Executive Deferred Compensation Plan for the benefit of the named Executive Officer.
    See "Other Benefit Plans".

INCENTIVE CASH BONUS PLAN. The Board of Directors of the Company believes that an incentive bonus based on earnings motivates management to perform at the highest levels. Management performance has a direct impact on the short-range and long-range profitability and viability of the institution and an incentive bonus promotes the retention of qualified management. Directors also believe that compensation programs with incentive pay as a significant portion of compensation allow base salaries to remain relatively constant, even during highly profitable periods, thereby containing salary costs during less profitable periods. The management incentive bonus program is at the discretion of the Board. Specific performance levels and awards are developed by the Compensation Committee of the Board and approved annually by the Board of Directors. The size of the total incentive is determined by a formula based upon the earnings of the Company.

PHANTOM STOCK DEFERRED COMPENSATION PLAN. In 1996, the Company established a deferred compensation plan for a select group of key employees to provide for unfunded, non-qualified deferred compensation to assist in attracting and retaining such key employees and to encourage such employees to devote their best efforts to the business of the Company. An eligible employee is permitted to defer up to 20% of that employee's base salary and 100% of any cash bonus, and is required to defer not less than 2% of base salary and 20% of any cash bonus. Deferred compensation is credited to the participant's account in the form of Phantom Stock Units, the number of units being determined by dividing the amount of the compensation deferred by the base price established annually by the Board of Directors for that Plan Year's deferrals. The base price of each unit is the average closing price of the Company's common stock for the last ten trading days of the preceding calendar year. Distributions to a participating employee are made in cash only and are distributed over a period not to exceed 60 months after the earlier of the employee's death, disability, termination of employment, change of control of the Company or the attainment of the age specified in the Plan agreement between the employee and the Company. Upon distribution, the deferred compensation amount is valued by multiplying the cumulative number of Phantom Stock Units by the average of the bid and ask prices of Company common stock on the date of distribution. Currently, Mr. Brummel and Mr. Nasim are the only participants in the plan.

SEVERANCE AGREEMENT. In addition to Mr. Brummel's regular compensation, the Company has agreed to pay him additional compensation should his employment with the Company be terminated under certain conditions. The severance agreement is effective only if Mr. Brummel's employment is involuntarily terminated in connection with the merger or sale of the Company, or if he elects to terminate his employment within one year of a merger or sale. In the event of such a termination, the Company has agreed to pay Mr. Brummel a sum equal to twelve times his monthly base salary in effect at the time of the merger or sale. The base salary includes monthly gross salary but does not include bonuses or other compensation, plus any deferred or unpaid portion of his annual bonus. If the severance agreement had been triggered as of December 31, 2000, Mr. Brummel would have been entitled to a payment of $236,040.

STOCK OPTION PLAN. The Company adopted a combined incentive and non-qualified stock option plan (the "Plan") effective May 1, 1995, and approved by the shareholders at the annual shareholders meeting on March 20, 1996. Pursuant to the Plan, options may be granted at the discretion of the Board of Directors or such committee as it may designate, to key employees, including employees who are directors of the Company.

The purpose of the plan is to advance the interests of the Company and its shareholders by enabling the Company to attract and retain the services of people with training, experience and ability and to provide additional incentive to key employees and directors of the Company by giving them an opportunity to participate in the ownership of the Company.

The Plan reserves 335,480 shares of the Company's unissued common stock for possible grants to employees. The purchase price of shares issuable upon exercise of options is not less than 100% of the fair market value per optioned share at the time of the grant. Each option granted under the plan is exercisable for up to ten years following the date of grant. Options generally become exercisable as to 20% of the shares one year after the date of grant, with an additional 20% becoming exercisable each year thereafter.

As of December 31, 2000, options to purchase 271,276 shares, adjusted for stock dividends and splits, were outstanding under the Plan. There were 48,838 options granted to employees in 2000, no options exercised and 9,116 options terminated. The following table sets forth information regarding options held by named executive officers as of March 2, 2001(1):

                                  Percentage
                       Number        of
                         of         Total      Exercise
Name                   Shares      Options      Price        Expiration Date
----                   ------      -------      -----        ---------------
Charles D. Brummel     167,740      56.4%      $6.00(2)     April 30, 2005 to
                                                             August 16, 2009

(1)  Adjusted for the 5% stock dividend declared January 16, 2001.
(2)  Represents the weighted average exercise price of separate option grants.

The following table sets forth information regarding option holdings for the year ended December 31, 2000, with respect to the Executive Officer named in the Executive Compensation summary table:

                  # of unexercised options   Value of unexercised in-the-money
                       at year end (1)          options at year end
Name               Exercisable  Unexercisable   Exercisable  Unexercisable
----               -----------  -------------   -----------  -------------
Charles D. Brummel   100,644      67,096          $--          $--

   (1)On December 31, 2000, the fair market value of the Company's common stock (the fair market value) was $4.12. For purposes of the table, stock options with an exercise price less than the fair market value are considered "in the money" and have a value equal to the difference between the fair market value and the exercise price of the stock option multiplied by the number of shares covered by the stock option. As of December 31, 2000, the exercise price of all unexercised options were above the market value and were therefore not "in the money".

OTHER BENEFIT PLANS. The Company sponsors a Key Executive Deferred Compensation Plan (the ESI Plan) which is a noncontributory defined benefit plan covering a select group of key management employees. The ESI Plan is an unfunded plan providing supplementary retirement benefits. Benefits under the ESI Plan are based on years of service, final average pay and covered compensation. At December 31, 2000, the ESI Plan covered eight participants, including four current employees, two former employees with vested rights to future benefits, and two retirees and beneficiaries receiving benefits. In 1999, the Board of Directors voted to include Directors fees paid to Mr. Brummel in the average pay formula for his retirement benefits.

COMPENSATION COMMITTEE REPORT
The intention of the Compensation Committee Report is to describe in general terms the process the Committee undertakes and the matters it considers in determining the appropriate compensation for the Company's executive officers, including the executive officers who are named in the enclosed Summary Compensation Table (the "Named Executives"). The Company, acting through the Committee, believes that the Compensation of its Named Executives and other key personnel should reflect and support the goals and strategies that the Company has established.

COMPENSATION PHILOSOPHY. The Compensation Committee has two principal objectives in determining executive compensation (1) to attract, reward and retain key executive officers and (2) to motivate executive officers to perform to the best of their abilities and to achieve short-term and long-term corporate objectives that will contribute to the overall goal of enhancing stockholders value.

ELEMENTS OF EXECUTIVE COMPENSATION. The elements of the Company's compensation of executive officers are: (1) annual cash compensation in the form of base salary and incentive bonuses, (2) long-term incentive compensation in the form of stock options granted under the Company's 1995 Incentive Stock Option Plan; and (3) other compensation and employee benefits generally available to all employees of the Company. The Committee believes that the Company's goals are best supported by attracting and retaining well-qualified executive officers and other personnel through competitive compensation arrangements, with emphasis on rewards for outstanding contributions to the Company's success, with a special emphasis on aligning the interests of executive officers and other personnel with those of the Company's shareholders.

AUDIT COMMITTEE REPORT
The audit committee serves a vital function in overseeing the internal controls of the company and the financial reporting process, as well as ensuring that the audits of the Company's affairs are being conducted. Each of the members of the committee satisfies the definition of independent director as established by the Nasdaq National Market listing standards. In carrying out its duties, the audit committee

o Reviews and discusses with management the scope of internal and external audit activities and the audited financial statements of the company;

o Discusses with the company's independent auditors matters relating to the Statement on Auditing Standard No. 61.

o Receives disclosures from and discusses with the company's independent auditors, the auditor's independence in light of Independence Standards Board Standard No. 1.

o Makes a recommendation to the Board of Directors, based on the committees review of the audited financial statements and its discussions with the company's independent auditors, as to whether the audited financial statements should be included in the company's annual report filed with the Securities and Exchange Commission on Form 10-K.

The audit committee has reviewed and discussed with management the audited financial statements, and has discussed with the company's independent auditors the matters required to be discussed by SAS 61. In addition, the audit committee has received written disclosures and a letter from the company's independent auditor as required by ISB Standard No. 1, and has discussed with the company's independent auditor the auditor's independence. Based on the foregoing reviews, discussions, and disclosures, the audit committee has recommended the inclusion of the audited financial statements in the annual report on Form 10-K for fiscal year 2000 for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee

      Kenneth C. Messerle, Chair
      Ronald C. LaFranchi
      Robert L. Fullhart

STOCK PERFORMANCE GRAPH
The following chart compares the yearly percentage change in the cumulative shareholder return on the Company's Common Stock during the period beginning September 13, 1996, when the Company first issued its shares publicly, and ending December 31, 2000, with (i) the Total Return Index for the NASDAQ Stock Market (U.S. Companies) as reported by the Center for Research in Securities Prices and (ii) the Total Return Index for NASDAQ Bank Stocks as reported by the Center for Research in Securities Prices. This comparison assumes $100.00 was invested on September 13, 1996, in the Company's Common Stock and the comparison groups and assumes the reinvestment of all cash dividends prior to any tax effect.

          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHICS

                        9/13/96  12/31/96  12/31/97 12/31/98  12/31/99  12/31/00
                        -------  --------  -----------------  --------  --------
    INFN                $100.00  $106.06   $151.66  $112.37   $80.08    $65.97
    NASDAQ STOCK MKT    $100.00  $108.38   $132.75  $187.20   $347.89   $209.32
    NASDAQ BANK         $100.00  $115.36   $193.14  $191.89   $184.47   $210.63

COMPLIANCE WITH SECTION 16 FILING REQUIREMENTS
Section 16 of the Securities Exchange Act of 1934, as amended, ("Section 16") requires that all executive officers and directors of the Company and all persons who beneficially own more than 10 percent of the Company's Common Stock file an initial report of their ownership of the Company's securities on Form 3 and report changes in their ownership of the Company's securities on Form 4 or Form 5. These filings must be made with the Securities and Exchange Commission and the National Association of Securities Dealers with a copy sent to the Company.

Based solely upon the Company's review of the copies of the filings it has received through the fiscal year ended December 31, 2000, the Company believes that all reporting persons made the filings required under Section 16 on a timely basis except for the following: William A. Lansing reported one transaction late; Ronald C. LaFranchi failed to report on Form 4 two transactions in 1999 that were subsequently reported on Form 5 for that year; and Glenn A. Thomas failed to report on Form 4 one transaction in 1999 that was subsequently reported on Form 5 for that year.

RELATED TRANSACTIONS WITH DIRECTORS AND OFFICERS
Some of the directors and officers of the Company, and members of their immediate families and firms and corporations with which they are associated, have had transactions with the Company, including borrowings and investments in time deposits. All such loans and investments have been made in the ordinary course of business, have been made on substantially the same terms, including interest rates paid or charged and collateral required, as those prevailing at the time for comparable transactions with unaffiliated persons, and did not involve more than the normal risk of collectibility or present other unfavorable features. As of December 31, 2000, the aggregate outstanding amount of all loans to officers and directors was approximately $9,306,000, which represented approximately 28.5% of the Company's consolidated shareholders' equity at that date. In addition, the Company had deposits from Directors and Officers totaling $3,636,000 as of December 31, 2000.

No director or principal officer of the Company has a direct family relationship with another director or executive officer of the Company.

SECURITIES OWNERSHIP OF DIRECTORS, OFFICERS AND PRINCIPAL SHAREHOLDERS
The following table sets forth as of March 2, 2001, the shares of common stock beneficially owned by all of the directors, nominees for election as directors, and executive officers of the Company. As of that date there were 5,418,656 shares of the Company's common stock issued and outstanding. All shares are held directly unless otherwise indicated.

                                                 Number of     Percent of
Name(1)                                           Shares         Class
-------                                           ------         -----

Charles D. Brummel (Director/Officer)(2)          200,858 (2)     3.71%
William A. Lansing (Director)(3)                   32,680 (3)        *
Kenneth C. Messerle (Director)(4)                  11,643 (4)        *
Glenn A. Thomas (Director)(5)                      15,063 (5)        *
Ronald C. LaFranchi (Director)(6)               1,006,118 (6)    18.57%
Gary L. Waggoner (Director)                        10,880            *
Robert L. Fullhart (Director)(7)                   16,326 (7)        *
Antoinette M. Poole (Officer)(8)                   46,018 (8)        *
Ronald L. Farnsworth (Officer)(9)                  14,356 (9)        *

All Directors and Executive Officers
 as a Group (9 persons)                         1,353,942(2-9)   24.99%
                                                =========        ======

*  Less than 1.0%

(1) The business address of all directors and officers is 170 S. Second St., Coos Bay, Oregon 97420.
(2) Charles D. Brummel's holdings include 1,418 shares held by his spouse and 3,676 shares in his spouse's trust and 78,346 shares held directly. Also includes 117,418 shares covered by stock options exercisable in 60 days.
(3)  All shares held in trust.
(4) Kenneth C. Messerle's holdings include 4,940 shares held in trust and 92 shares held as custodian for grandson.
(5)  Includes 339 shares held as custodian for his grandchildren.
(6) Includes 15,205 shares held as custodian for the benefit of minor children and 35,189 shares held in IRA.
(7) Robert L. Fullhart holds 1,883 shares in a corporation and 12,076 shares held in trust.
(8)  Includes 2,926 shares covered by stock options exercisable in 60 days.
(9) Ronald L. Farnsworth owns 6,763 shares directly and his spouse owns 2,843 shares. Also includes 4,750 shares covered by stock options exercisable in 60 days.

AGENDA ITEM 2.    2001 DIRECTOR COMPENSATION PLAN
                  -------------------------------

The Board of Directors has adopted and referred to shareholders for approval the 2001 Directors Compensation Plan. The plan is open to all non-employee directors of IFN and its subsidiaries.

BACKGROUND OF THE PROPOSAL
The Company has had a practice of paying its non-employee directors a monthly fee for service on the Board of Directors. In recent years, each director received a cash fee of $1,000 per month. Typically, directors would use these fees to purchase shares of common stock in the open market. In 2000, the Board adopted a compensation plan for directors that permitted each non-employee director to elect to receive shares of the company's common stock in lieu of cash fees. The director compensation plan adopted in 2000 authorized the issuance of up to 25,000 shares, most of which have been issued. At the same time, the company instituted a share repurchase program to maintain the aggregate number of outstanding shares relatively constant.

The plan enabled directors to acquire newly issued shares of company stock without implicating the trading restrictions of Section 16 of the Securities Exchange Act of 1934 that are applicable to transactions effected in the open market. Section 16 of the Exchange Act subjects directors and executive officers to severe limitations on trading in company stock by requiring such persons to disgorge to the company any profits realized or losses avoided (known as "short-swing profits") in the course of effecting both a purchase and a sale of company stock within any six-month period. As directors are paid their fees quarterly, if directors used their cash fees to purchase shares in the open market, there would be no occasion to ever sell stock without implicating the short-swing prohibitions of Section 16 of the Exchange Act. However, the rules of the Securities and Exchange Commission under Section 16 of the Exchange Act provide that the acquisition of shares pursuant to a compensation plan, such as the proposed plan, would not be matched for short-swing purposes with a prior or subsequent open-market sale occurring within six months of such acquisition. Thus, the proposed compensation plan would enable directors to acquire shares in lieu of cash fees, while removing an impediment to selling shares from time to time.

TERMS OF THE 2001 DIRECTORS COMPENSATION PLAN
The 2001 plan authorizes the issuance of up to 250,000 shares, an amount that is expected to provide for director compensation for several years. Each eligible director may, upon effectiveness of the plan or prior to the beginning of each fiscal year, elect to receive his or her director fees in the form of cash or shares of the company's common stock. The election is effective until the beginning of the fiscal year following the submission of a new election. Directors that do not submit an election will continue to receive their fees in cash. Director fees are paid quarterly. A director electing to receive his or her fees in the form of stock would receive, as of the end of each quarter, the number of shares determined by dividing the quarterly cash fee amount by the closing price of the company's common stock as reported by the Nasdaq Stock Market for the last trading day of the quarter. Quarterly compensation is paid in cash on a pro rata basis for any director that ceases serving as a director during that quarter.

RECOMMENDATION OF THE BOARD OF DIRECTORS AND VOTE OF SHAREHOLDERS
The rules of the Nasdaq Stock Market require that shareholders approve any plan that provides for the issuance of shares to directors or officers of the company, except for a plan that authorizes the issuance of less than 25,000 shares. Accordingly, to continue to provide directors with the opportunity to acquire shares in lieu of cash fees, the shareholders must approve the plan by the affirmative vote of a majority of shares represented at the annual meeting. The Board has adopted the 2001 Directors Compensation Plan, a copy of which is attached as Appendix B to this proxy statement.

The Board of Directors unanimously recommends that the shareholders vote in favor of the adoption of the 2001 Directors Compensation Plan. The persons named proxy holders intend to and will vote your shares in favor of adoption of the plan, unless you instruct otherwise.


AGENDA ITEM 3.    OTHER MATTERS
                  -------------

The Board of Directors is not aware of any matters to be presented for action at the Meeting other than those set forth in the Notice of Annual Meeting. However, if any other matters properly come before the Meeting or any adjournment thereof, the person or persons voting the proxies will vote them in accordance with their best judgment.

VOTING AT THE MEETING
Each copy of this Proxy Statement sent to the Company's shareholders is accompanied by a proxy solicited by the Board of Directors of the Company for use at the 2001 Annual Meeting of Shareholders and any adjournments thereof. Only holders of record of Company common stock at the close of business on March 2, 2001 are entitled to notice of, and to vote at, the Meeting. At the Meeting, the Company's shareholders will vote on the election of Directors, the 2001 Director Compensation Plan and on such other matters as may properly come before the Meeting. Shares represented by properly executed proxies will be voted at the Meeting in accordance with the instructions on the proxy. If no instructions are given, the shares represented thereby will be voted in favor of persons nominated by the Board of Directors to serve as Directors, in favor of the 2001 Director Compensation Plan, and in the discretion of the proxy holders on such other matters that may be considered at the Meeting.

A proxy may be revoked by the record holder prior to its exercise at the Meeting by presentation of a proxy bearing a later date, by filing an instrument of revocation (personally or by mail) with the Secretary of the Company prior to the meeting, or by oral request if the shareholder is present at the meeting. Attendance at the meeting will not, of itself, revoke a proxy.

If your shares are held by a broker, bank or other nominee (i.e. in "street name"), you must contact that nominee to give voting instructions or to change your vote. You will not be able to vote your shares or change your vote at the meeting if your shares are held in street name.

SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE, AND SIGN THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY TO THE COMPANY IN THE ENCLOSED, POSTAGE-PAID ENVELOPE, EVEN IF THEY ARE PLANNING TO ATTEND THE COMPANY'S MEETING.

The authorized capital stock of the Company consists of ten million (10,000,000) shares of Common Stock and five million (5,000,000) shares of Voting Preferred Stock, and five million (5,000,000) shares of Non-voting Preferred Stock. As of March 2, 2001, the Record Date, there were 5,418,656 shares of Common Stock issued and outstanding and entitled to vote at the Meeting. As of the Record Date, there were no shares of Preferred Stock outstanding.

A majority of the outstanding shares of Common Stock must be represented at the Meeting, in person or by proxy, to constitute a quorum for the transaction of business. An abstention from a given matter will not affect the presence of the shares as to determination of a quorum, nor will it affect the name change or election of Directors. Directors are elected by a plurality of the votes; Directors receiving the most votes will be elected. Each such share is entitled to one vote. Shareholders do not have the right to accumulate votes for directors. As of the Record Date, there were approximately 700 shareholders of record, not including those holding shares in "street name". As of the Record Date, officers, directors, and principal shareholders of the Company, together with their affiliates, had beneficial ownership of 1,228,848 shares of which all are entitled to vote. The shares held by officers, directors and principal shareholders, which are entitled to be voted at the Meeting constitute 22.68% of the total shares outstanding and entitled to be voted at the Meeting.

INDEPENDENT AUDITORS
The Board of Directors designated KPMG LLP, independent certified public accountants, as auditors for the Company for the year ended December 31, 2000. The audit services performed by such firm during 2000 included an examination of annual financial statements and audit related accounting matters. It is expected that KPMG LLP will continue to serve as the Company's independent public accountants for 2001. It is anticipated that representatives of KPMG LLP will not be present at the Meeting.

ANNUAL REPORTS AND FINANCIAL STATEMENTS
A copy of the Company's Annual Report to Shareholders for the year ended December 31, 2000 accompanies this Proxy Statement. Additional copies of the Company's Annual Report to shareholders may be obtained by written request to the Secretary of the Company at the address indicated at the beginning of this document. Such Annual Report is not part of the proxy solicitation materials. The Company, upon written request to the Secretary of the Company by any person whose proxy is being solicited, will provide at no charge a copy of the Company's 2000 annual report on Form 10-K, without exhibits, filed with the Securities and Exchange Commission.

SHAREHOLDER PROPOSALS
Any shareholder who wishes to submit a proposal for consideration at the Company's next annual meeting must be the beneficial owner of at least $1,000 in market value of common stock, and have held the stock for at least one year, and must submit the proposal no later than November 5, 2001. A shareholder submitting a proposal for consideration must provide the Company with his or her name, address and the number of shares held of record or beneficially, the dates upon which such shares were acquired and documentary evidence of such ownership. The shareholder, or a representative of the shareholder, must present the proposal for action at the meeting. At the shareholder's request, the Company will include with the proposal in the proxy statement mailed to shareholders in connection with the meeting, a statement of the shareholder in support of the proposal, which together with the proposal does not exceed 500 words. The Proxy Statement shall include the name, address and number of shares held of record or beneficially by the shareholder making the proposal. The Company may, under certain circumstances, omit from the proxy statement proposals and supporting statements.

DATED:      March 16, 2001
                                    By order of the Board of Directors,

                                    /S/ Chuck Brummel

                                    Chuck Brummel
                                    Chairman of the Board
                                    Chief Executive Officer


NOTE: Your vote is important. Please send in your Proxy immediately, using the enclosed postage paid envelope.

APPENDIX A.

                          INDEPENDENT FINANCIAL NETWORK

                                   CHARTER OF
                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS


MEMBERSHIP
----------
As permitted by the Bylaws of the Company, the Board of Directors of Independent Financial Network has elected to select a committee of the Board of Directors to be called the "Independent Financial Network Audit Committee." The Audit Committee will consist of not less than three members of the Board of Directors, one of whom will be designated to serve as Chairperson. Members of the Audit Committee may be appointed from time to time by the Board and will be appointed or re-appointed at its first meeting following the Annual Meeting of the Shareholders of the Company. No member of this Committee may be an employee of the Company or its subsidiaries. At least one member shall have had past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

MEETINGS
--------
The Audit Committee will meet at such times as the Committee Chairperson shall determine or any Committee member may reasonably request. Minutes of the Audit Committee shall be prepared and a copy provided to all members of the Committee, the Board of Directors and the Secretary of the Company.

PURPOSE
-------
The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

o Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

o Monitor the independence and performance of the Company's independent auditors and internal auditors.

o Provide an avenue of communication among the independent auditors, management, the internal auditors and the Board of Directors.

ACCESS TO AUDIT COMMITTEE MEMBERS
---------------------------------
As the Audit Committee serves a vital function in ensuring that the books and records of the Company and its subsidiary banks accurately reflect its condition and operations, auditors of the Company, as well as any employee of the Company or its subsidiaries, shall have direct access to the Audit Committee to discuss the results of any examination, the adequacy of internal accounting controls and the integrity of the financial reports.

SELECTION OF INDEPENDENT ACCOUNTANTS
------------------------------------
Management of the Company may, from time to time, recommend the selection of independent auditors to conduct an audit of the Company's financial statements. The Audit Committee will consider the selection and provide a recommendation to the full Board of Directors as to the formal approval and engagement of the Company's independent auditors.

REGULATORY EXAMINATIONS
-----------------------
The Audit Committee will review all regulatory examinations of federal and state banking regulatory agencies for the Company and its subsidiaries, including management's response to such examinations.

AUDIT REVIEW
------------
The Audit Committee will meet periodically with management, the Company's internal audit staff and representatives of the Company's independent auditors to ensure that appropriate audits of the Company's affairs are being conducted. The Audit Committee will review with management and staff any audit plans submitted to the Company and the recommendations contained in and the appropriate response to any Management Letter or Letter of Recommendation issued by the Company's independent accountants as a result of any audit conducted.

Further, for fiscal year 2000 and forward, the Audit Committee shall:

o Review and discuss with management the scope of internal and external audit activities and the audited financial statements of the Company.

o Discuss with the Company's auditors matters relating to the Statement on Auditing Standard No. 61.

o Secure disclosures from and discuss with the Company's auditors, the auditor's independence in light of Independence Standards Board Standard No. 1.

o Issue a statement to the Board of Directors whether, based upon the review and discussions identified above, the committee recommends that the audited financial statements be included in the Company Annual Report filed with the SEC on Form 10-K.

o Submit a report as required by Item 306 of Regulation S-K for inclusion in the Company's Proxy Statement in connection with its annual shareholders meeting.

o Review and reassess the adequacy of this Charter at least annually. Submit the Charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

REPORTS TO THE FULL BOARD OF DIRECTORS
--------------------------------------
The Chairperson shall report to the full Board of Directors a summary of the Audit Committee's activities and may submit or refer to the full Board any matter which the Committee believes warrants the attention of the Board of Directors.

APPENDIX B.
                       INDEPENDENT FINANCIAL NETWORK INC.
                       ----------------------------------

                        2001 DIRECTORS COMPENSATION PLAN


1. PURPOSE. The purpose of this 2001 Directors Compensation Plan (the "Plan") is to advance the interests of Independent Financial Network Inc., an Oregon corporation, and its shareholders by enabling the Company to attract and retain the services of people with training, experience and ability to serve as directors of the Company and its subsidiaries, and to provide additional incentives to directors by giving them an opportunity to participate in the ownership of the Company.


2.    DEFINITIONS.  As used herein, the following definitions shall apply:

      (a)   "Board of Directors" means the Board of Directors of the Company.

      (b)   "Common Stock" means the Common Stock of the Company.

      (c) "Company" means Independent Financial Network Inc., a corporation organized under the laws of the state of Oregon.

      (d) "Compensation Year" means the calendar year ending December 31 in which compensation is earned under this Plan.

      (e) "Closing Price" means the last reported sale price per share of Common Stock as reported by the Nasdaq Stock Market, Inc., or if no last sale price is reported, the average of the closing bid and asked prices per share of the Common Stock as so reported.

      (f) "Effective Date" means the effective date of this Plan, February 20, 2001.

      (g) "Employee" means any person employed by the Company or any of its subsidiaries.

      (h) "Parent" means any corporation in an unbroken chain of corporations ending with the Company if each of the corporations other than the Company owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

      (i) "Payment Election" means an election by a director with respect to the form of payment of compensation under this Plan, as submitted to the Company in the form attached hereto.

      (j)   "Plan" means this 2001 Directors Compensation Plan.

      (k)   "Share" shall mean a share of the Common Stock.

      (l) "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

3. ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Board of Directors. Subject to the provisions of this Plan, the Board of Directors may from time to time adopt rules and regulations relating to the administration of the Plan, and any interpretation or construction by the Board of Directors of the provisions of the Plan shall be final and conclusive. The Board of Directors may correct any defect, supply any omission or reconcile any inconsistency in this Plan or in any Payment Election in the manner and to the extent it shall deem appropriate in its sole discretion.

4. ELIGIBILITY. Each director of the Company or any Subsidiary as of the Effective Date, and each person who thereafter becomes a director, shall be eligible to receive compensation as set forth in this Plan, except no director who is an Employee shall be eligible to participate in this Plan.

5.    COMPENSATION.   Each eligible director shall receive compensation in an
      amount established from time to time by the Board of Directors of the Company, or the board of directors of the applicable Subsidiary.

6.    PAYMENT OF COMPENSATION

      6.1.  PAYMENT ELECTION

            6.1.1.On or before  December 31 of any year, a director may elect to receive his or her director compensation for the following year in the form of cash or Shares. An election shall be made by submitting a Payment Election to the Secretary of the Company.

            6.1.2.Compensation  payable  pursuant  to this  Plan  shall,  in the absence of an election under to this section, be paid in cash quarterly as of the last business day of each fiscal quarter.

            6.1.3.An  election under this section shall be effective as of
                  January 1 of the following year and shall remain in effect until a subsequent Payment Election is submitted to the Company, which subsequent Payment Election shall be effective as of the following January 1. Notwithstanding the foregoing, any director serving as of the Effective Date, and any person who thereafter becomes a director, may make an election pursuant to this section to be effective for the then-current Compensation Year, provided that such election is made not later than the next regular quarterly payment date of director compensation under this Plan. An election in effect under this section shall apply to not less than all compensation payable to a director under this Plan for the Compensation Year.

            6.1.4.Each director who has elected to receive payment of
                  Compensation in Shares, and is serving as a director as of the last business day of the fiscal quarter, shall be entitled to receive as of the last day of each fiscal quarter the aggregate number of Shares month determined by dividing the amount of compensation earned for such quarter by the Closing Price on the last trading day of the quarter.

            6.1.5.An election to receive compensation in the form of Shares shall constitute an agreement by the director to defer payment of compensation until Shares representing such payment are issued. Shares issued as payment of compensation will be issued in certificate form as soon as reasonably practicable after the close of the applicable fiscal quarter, except as provided in Section 6.1.6.

            6.1.6.Compensation for any quarter during which a director ceases for any reason to continue to serve as a director shall be paid on a pro rata basis in cash as of the next regular payment date under this Plan following the date on which the director ceases to be a director.

            6.1.7.An election under this Section shall be binding on and inure to the benefit of a director's heirs and assigns, and the Company shall be under no obligation to issue Shares other than as provided in this Section.

      6.2.  ISSUANCE OF SHARES AND RIGHTS AS SHAREHOLDER.

            6.2.1.Shares may be issued in the name of the director, individually or jointly with the director's spouse or lineal descendants, or in the name of a trust established for the benefit of any of the foregoing persons.

            6.2.2.Shares issued pursuant to this Plan may be represented by one or more certificates. Any fractional shares will be rounded up to the nearest whole Share.

            6.2.3.Until certificates representing Shares acquired under this
                  Plan are issued, such Shares shall be deemed to not be issued and outstanding for any corporate purposes. No person shall, with respect to Shares for which certificates have not been issued, have any voting rights, or rights to dividends or otherwise.

7. STOCK SUBJECT TO THE PLAN. The total number of Shares Stock issuable as compensation under this Plan shall not exceed Two Hundred Fifty Thousand (250,000) Shares, which Shares may be in whole or in part, as the Board shall from time to time determine, authorized but unissued Shares or issued Shares which have been reacquired by the Company. There shall at all times be reserved for issuance the number of Shares of Common Stock covered by this Plan as herein set forth.

8. DURATION OF THE PLAN. This Plan shall be effective as of the Effective Date and shall continue in effect until all Shares authorized and reserved for issuance under the Plan have been issued, unless sooner terminated by action of the Board of Directors. The Board of Directors shall have the right to suspend or terminate this Plan at any time.

9. AMENDMENT OF THE PLAN. The Board of Directors may at any time and from time to time modify or amend this Plan in such respect as it shall deem advisable to conform with any changes in the law while this Plan is in effect or for any other reason.

10. CONTINUATION AS A DIRECTOR. Nothing in the Plan or right granted pursuant hereto shall confer upon any person a continued right to serve as a director of the Company or any Subsidiary.

11. ISSUE AND TRANSFER TAXES. The Board of Directors may from time to time agree to require the Company to pay issuance or transfer taxes on Shares issued pursuant to this Plan.


Approved by the Board of Directors at a duly called meeting thereof on February 20, 2001.

                       INDEPENDENT FINANCIAL NETWORK INC.
                       ----------------------------------

                        2001 DIRECTORS COMPENSATION PLAN
                                PAYMENT ELECTION


Pursuant to the 2001 Directors Compensation Plan (the "Plan") for non-employee directors of Independent Financial Network Inc. (the "Company"), the undersigned hereby elects to receive all amounts of compensation payable under the Plan in the following form (mark one only):

            ------      Cash

            ------      Shares of Company Stock

      The undersigned hereby acknowledges and agrees with the Company that:

1. This Payment Election shall be effective as of the first day of January of the year immediately following the date of execution of this Payment Election. Notwithstanding the foregoing, if this is the first Payment Election under the Plan executed by the undersigned, this election shall be effective as of the later of (a) the Effective Date of the Plan or (b) the date on which the undersigned first became eligible to participate in the Plan.

2. This Payment Election shall continue in effect until the earlier of December 31 of any year in which a subsequent Payment Election is executed and submitted to the Company, or the termination of the Plan;

3. This Payment Election, if an election to receive Shares rather than cash compensation, constitutes consent by the undersigned to defer payment by the Company until such time as certificates representing Shares are issued in the reasonable discretion of the Company, and that as to such Shares, the undersigned shall have no rights with respect to voting, dividends or other distributions;

4. The undersigned shall be responsible for, indemnify and hold the Company harmless for any and all federal and state tax liabilities incurred by the undersigned as a consequence of participation in the Plan, notwithstanding the absence of cash distributions from the Plan as a result of this Payment Election;

5. Shares received by the undersigned pursuant to the Plan may be subject to certain limitations on re-sale, including restrictions imposed by Rule 144 under the Securities Act of 1933;

6. Whenever the Company undertakes a firmly underwritten public offering of its securities and if requested by the managing underwriter in such offering, the undersigned will enter into an agreement not to sell or dispose of any securities of the Company owned or controlled by the undersigned provided that such restriction will not extend beyond 12 months from the effective date of the registration statement filed in connection with such offering;

7. This Payment Election will be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, and assigns;

8. This Payment Election will be governed by the laws of the State of Oregon as to all matters, including but not limited to matters of validity, construction, effect and performance, without giving effect to rules of choice of law. This Payment Election hereby incorporates by reference all of the provisions of the Plan, and will in all respects be interpreted and construed in such manner as to effectuate the intent of the Plan. In the event of a conflict between the terms of this Payment Election and the Plan, the terms of the Plan will prevail. All matters of interpretation of the Plan and this Payment Election and the definitions of the words used therein and herein, will be determined in the sole and final discretion of the Compensation Committee or the Board of Directors.


Name(s) in which Shares are to be issued
(if other than the undersigned):

--------------------------------


Address:

--------------------------------

--------------------------------





                                                  DIRECTOR:

                                                  -------------------------

                                                  -------------------------
                                                  (print name)


Date:
     ----------------------------



Received and Acknowledged:

INDEPENDENT FINANCIAL NETWORK INC.


By:
   -------------------------------

Its:
    ------------------------------

                                 REVOCABLE PROXY
                          INDEPENDENT FINANCIAL NETWORK
                         ANNUAL MEETING OF SHAREHOLDERS
                                  April 23,2001

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Linda Goodwin and Rene Collins and each of them, proxies with power of substitution to vote on behalf of the undersigned all shares of common stock of Independent Financial Network(the "Company") at the Annual Meeting to be held on April 23, 2001, and any adjournments thereof, with all powers the undersigned would possess if personally present, with respect to the following:

1. Election of directors.        [ ]FOR all nominees       [ ]WITHHOLD
                                    listed below (except      AUTHORITY
                                    as marked to the          to vote for all
                                    contrary below)           nominees
                                                              listed below.

2. 2001 Director compensation
   plan.                         [ ]FOR the plan           [ ]AGAINST the
                                                              plan.

INSTRUCTION: To withhold authority to vote for any individual, strike a line through the nominee's name below.
                  Nominees for three-year terms to expire 2004:
                  ---------------------------------------------
                      William A. Lansing - Glenn A. Thomas

3. Other Matters. At the discretion of the proxy holder, on such other business as may properly come before the meeting and any adjournments thereof.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE, BUT IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF NOMINEES AND FOR THE 2001 DIRECTORS COMPENSATION PLAN. Proxies may vote in their discretion as to other matters which may come before the meeting.

Number of Shares Held:
                        ------------      ------------------------------------

Dated:                        , 2001
            ------------------            ------------------------------------

Please date and sign exactly as your name appears on your stock certificate(s) (which should be the same as the name on the address label on the envelope in which this proxy was sent to you), including designation as executor, trustee, etc., if applicable. A corporation must sign its name by the president or other authorized officer. All co-owners must sign.